                                                                    Exhibit 10.1


SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

1.       Requisition Number - See Schedule

2.       Contract No. DAAE07-00-C-S019

3.       Award/Effective Date - 2000APR10

4.       Order Number

5.       Solicitation Number

6.       Solicitation Issue Date

7.       For Solicitation Information Call:

         A.       Name - Steve Sabbagh
         B.       Telephone Number (No Collect Calls) - (810) 574-6873

8.       Offer Due Date/Local Time

9.       Issued By - Code W56HZV

         TACOM
         AMSTA-LC-CHBA-F
         WARREN, MICHIGAN 48397-5000

10.      This Acquisition Is
          X   Unrestricted
         ---
         ___ Set Aside:            % For
                  ___ Small Business
                  ___ Small Disadv Business
                  ___ 8(A)
         SIC: 3714
         Size Standard:

11.      Delivery For FOB Destination Unless Block Is Marked
          X   See Schedule
         ---

12.      Discount Terms

          X  13a.  This Contract Is A Rated Order Under DPAS (18 CFR 700)
         ---

13b.     Rating - DOA4

14.      Method Of Solicitation

         ___ RFQ
         ___ IFB
         ___ RFP

15.      Deliver To      -       Code ____________

         See Schedule

         Telephone No.

16.      Administered By    -       Code S3605A

         DCMC DAYTON
         AREA C, BUILDING 30
         1725 VAN PATTON AVENUE
         WRIGHT PATTERSON AFB, OH 45433-5302

17.      Contractor/Officer     -     Code 6W728    -    Facility _________

         O'GARA-HESS & EISENHARDT ARMORING CO
         9113 LE SAINT RD
         FAIRFIELD, OH 45014

         Telephone No.  (513) 874-2112

17b.     Check If Remittance Is Different And Put Such Address In Offer

18a.     Payment Will Be Made By     -     Code SC1018

         DFAS-COLUMBUS CENTER
         DFAS-CO/NEW DOMINION DIVISION
         P.O. BOX 182041
         COLUMBUS, OH 43218-2041

18b.     Submit Invoices To Address Shown In Block 18a Unless Block Below
         Is Checked

         ___ See Addendum

19.      Item No.

20.      Schedule Of Supplies/Services

         See Schedule
         Contract Expiration Date: 2001JUN30

         (Attach Additional Sheets As Necessary)

21.      Quantity

22.      Unit

23.      Unit Price

24.      Amount

25.      Accounting And Appropriation Data

         ACRN: AA 21 02035000006D6D11P51103431E1 S20113 W56HZV

26.      Total Award Amount (For Govt. Use Only)
         $24,462,234.00

___ 27a. Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4. FAR 52.212-3 And 52.212-5 Are Attached.
            ___ Are   ___ Are Not Attached

 X   27b.   Contract/Purchase Order Incorporates By Reference FAR 52.212-4.
---         FAR 52.212-5 Is Attached.  Addenda  X  Are  ___ Are Not Attached
                                               ---

28. ___ Contractor Is Required To Sign This Document And Return ______ Copies To Issuing Office. Contractor Agrees to Furnish and Deliver All Items Set Forth or Otherwise Identified Above and On Any Additional Sheets Subject to the Terms and Conditions Specified Herein.

29. ___ Award Of Contract: Reference _____________ Offer Dated ________________. Your Offer on Solicitation (Block 5) Including Any Additions or Changes Which Are Set Forth Herein Is Accepted as to
         Items:

30a.     Signature Of Offeror/Contractor

30b.     Name and Title of Signer (Type or Print)

30c.     Date Signed

31a.     United States of America (Signature of Contracting Officer)

31b.     Name of Contracting Officer (Type or Print)

         SHARLENE INNES
         INNESS@TACOM.ARMY.MIL (810) 574-7353

31c.     Date Signed

32a.     Quantity in Column 21 Has Been

         ___ Received
         ___ Inspected
         ___ Accepted and Conforms to the Contract Except as Noted

32b.     Signature of Authorized Government Representative

32c.     Date

33.      Ship Number

         ___ Partial
         ___ Final

34.      Voucher Number

35.      Amount Verified Correct For

36.      Payment

         ___ Complete
         ___ Partial
         ___ Final

37.      Check Number

38.      S/R Account Number

39.      S/R Voucher Number

40.      Paid By

41a.     I Certify This Account is Correct and Proper for Payment

41b.     Signature and Title of Certifying Officer

41c.     Date

42a.     Received by (Print)

42b.     Received at (Location)

42c.     Date Recd (YYMMDD)

42d.     Total Containers

SUPPLEMENTAL INFORMATION

      Regulatory Cite                  Title                     Date
      ---------------      -------------------------------     --------

1     52.204-4006          TACOM'S ACQUISITION CENTER HOME     APR/1999
      (TACOM)              PAGE ON THE WORLD-WIDE WEB

         (a) We have replaced the TACOM Electronic Bulletin Board (EBB) with a World- Wide Web Home Page. Most of the information you formerly could find on the EBB now appears on our home page, and we've added items that were not available on-line before now. You'll find that the Acquisition Center Home Page is much easier to use than the EBB. The home page, which is accessible using any commercial web-browser, appears at this http: www.tacom.army.mil/acqcen/

         (b) You may need to use special software to view documents that we post on the home page. This viewing software is freeware, available for download at no cost from commercial Web Sites like Microsoft and Adobe. In cases where such software is required, we provide a link from our page to the commercial site where the software is available. Once you arrive at the software-developer's site, follow their instructions to download the free viewer. You then can return to the TACOM home page.

         (c) The following solicitation information and open actions are available on our home page:

             --       Competitive Solicitations for Spare and Repair Parts
             --       Sole Source/Restricted Buys (Subcontracting Opportunities)
             --       Base Operations Procurement Information
             --       Information Technology and Services Acquisitions, and
             --       Commercial Vehicle Solicitations.

             In addition, you'll also find:

             --           current TACOM Master Solicitations, to include a
                          master solicitation for simplified acquisitions,
             --           Draft Solicitations
             --           Market Surveys/Sources Sought Notices
             --           Broad Agency Announcements
             --           TACOM Acquisition Center Points of Contact
             --           Proposal Submission Guidelines
             --           Searchable Database for Procurement History
             --           Central Contractor Registration (CCR) Information
             --           Environmental Information
             --           Acquisition Reform Information
             --           Link to CBDNet, and
             --           a Listing of Procurement References and Other
                          Government Links.

         (d) All solicitations are now available on the TACOM web page and are no longer available in hard copy. The TDPs, and other documents, when available electronically, will be an attachment to the solicitation package on the web. Documents not available on the web will be identified in the solicitation package and shall be available from the TACOM Bid Lobby. Instructions for requesting this information shall be available on the Acquisition Center home page. Please see PROPOSAL SUBMISSION GUIDELINES on the home page for more information.

         (e) If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (810) 574-7059, or send an E-Mail message to:
                           Acquenweb@tacom.army.mil

If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item
                                 ***end***

2    52.204-4007       EXECUTIVE SUMMARY--REQUIRED USE         JUL/1999
     (TACOM)           OF ELECTRONIC COMMERCE

         This solicitation contains a Section H and a Section L provision concerning TACOM's use of Electronic Commerce, which includes Electronic Data Interchange (EDI) and the Worldwide Web (WWW), in issuing awards, contract modifications and delivery orders. The selected offeror is required to register with DoD Central Contractor Registration (CCR) and will receive an electronic Notice of Award/Modification via e-mail. All awards, modifications, and delivery orders are posted on the TACOM Business Opportunities Webpages. The contractor will have the option of downloading the award from the WWW or receiving it through EDI.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                SUPPLIES OR SERVICES AND PRICES/ COSTS

0001            Supplies or Services and Prices/Costs
                -------------------------------------

0001AA          PRODUCTION QUANTITY                             189             EA         $  68,096.00000    $  12,870,144.00
                -------------------                                                        ---------------     ---------------
                NSN: 2320-01-413-3739
                NOUN: M1114 UP ARMOR HMMWV
                FSCM: 19207
                PART NR: 87T0015
                SECURITY CLASS: Unclassified
                PRON: JZ02P284JZ PRON AMD: 03 ACRN:AA
                AMS CD: 511034

                The contractor will apply bar-coded labels to every shipment made under this contract, including each unit pack, intermediate container, palletized load, exterior container, and loose or unpacked items. The bar coding must be in accordance with MTL-STD-129, and with ANSI-BCI-1995, as to bar-code density, dimensions, technical structure, symbol separation, and placement of the bar code labels. We prefer that the Human
                Readable Interpretation (HRI) symbols be placed below the bar codes rather than above or beside them.

                         (End of narrative B001)

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001    W56HZW0080S102       Y00000        M

                MARK FOR          TP CD    PROJ CD
                --------          -----    -------
                                    3        000

                BRK BLK PT        DEL REL CD        QUANTITY
                ----------        ----------        --------
                                    001              189

                DEL DATE
                --------
                31-DEC-2000

                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
0002            Supplies or Services and Prices/Costs
                -------------------------------------

0002AA          PRODUCTION QUANTITY                           171               EA         $   67,790.00000    $   11,592,090.00
                -------------------                                                         ---------------     ----------------

                NSN: 2320-01-413-3739
                NOUN: M1114 HMMWV ARMORING
                FSCM: 19207
                PART NR: 87T0015
                SECURITY CLASS: Unclassified
                PRON: JZ02P285JZ PRON AMD: 03 ACRN: AA
                AMS CD: 511034

                The contractor will apply bar-coded labels to every shipment made under this contract, including each unit pack, intermediate container, palletized load, exterior container, and loose or unpacked items. The bar coding must be in accordance with MIL-STD-129, and with ANSI-BC1-1995, as to bar-code density, dimensions, technical structure, symbol separation, and placement of the bar code labels. We prefer that the Human
                Readable Interpretation (HRI) symbols be placed below the bar codes rather than above or beside them.

                         (End of narrative B001)

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001    W56HZW0080S103       Y00000       M

                MARK FOR          TP CD    PROJ CD
                --------          -----    -------
                                    3        000

                BRK BLK PT        DEL REL CD        QUANTITY
                ----------        ----------        --------
                                     001              171

                DEL DATE
                --------
                30-JUN-2001

                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
1001            Supplies or Services and Prices/Costs
                -------------------------------------

1001AA          OPTION YEAR 1 - CY00                            1               EA         $   68,096.00000    $        68,096.00
                --------------------                                                        ---------------     -----------------

                SECURITY CLASS: Unclassified

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin         ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001

                MARK FOR          TP CD    DEL REL CD
                --------          -----    ----------
                                              001

                QUANTITY          DEL DATE
                --------          --------
                   1              UNDEFINITIZED



                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
1002            Supplies or Services and Prices/Costs
                -------------------------------------

1002AA          OPTION YEAR 1 - CY01                             1              EA         $   67,790.00000    $        67,790.00
                --------------------                                                        ---------------     -----------------

                SECURITY CLASS: Unclassified

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin         ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001

                MARK FOR          TP CD    DEL REL CD
                --------          -----    ----------
                                              001

                QUANTITY          DEL DATE
                --------          --------
                   1              UNDEFINITIZED



                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
2001            Supplies or Services and Prices/Costs
                -------------------------------------

2001AA          OPTION YEAR 2 - CY01                             1              EA         $   67,790.00000    $        67,790.00
                --------------------                                                        ---------------     -----------------

                SECURITY CLASS: Unclassified

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin         ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001

                MARK FOR          TP CD    DEL REL CD
                --------          -----    ----------
                                               001

                QUANTITY          DEL DATE
                --------          --------
                   1              UNDEFINITIZED



                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
                Supplies or Services and Prices/Costs
                -------------------------------------

2002AA          OPTION YEAR 2 - CY 02                            1              EA         $   67,978.00000    $        67,978.00
                ---------------------                                                       ---------------     -----------------

                SECURITY CLASS: Unclassified

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin         ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001

                MARK FOR          TP CD    DEL REL CD
                --------          -----    ----------
                                               001

                QUANTITY          DEL DATE
                --------          --------
                   1              UNDEFINITIZED



                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
3001            Supplies or Services and Prices/Costs
                -------------------------------------

3001AA          OPTION YEAR 3 - CY 02                            1              EA         $   67,978.00000    $        67,978.00
                ---------------------                                                       ---------------     -----------------

                SECURITY CLASS: Unclassified

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin         ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001

                MARK FOR          TP CD    DEL REL CD
                --------          -----    ----------
                                               001

                QUANTITY          DEL DATE
                --------          --------
                   1              UNDEFINITIZED



                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
3002            Supplies or Services and Prices/Costs
                -------------------------------------

3002AA          OPTION YEAR 3 - CY 03                            1              EA         $   69,029.00000    $        69,029.00
                ---------------------                                                       ---------------     -----------------

                SECURITY CLASS: Unclassified

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin         ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001

                MARK FOR          TP CD    DEL REL CD
                --------          -----    ----------
                                              001

                QUANTITY          DEL DATE
                --------          --------
                   1              UNDEFINITIZED



                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
4001            Supplies or Services and Prices/Costs
                -------------------------------------

4001AA          OPTION YEAR 4 - CY 03                            1              EA         $  69,029.00000     $  69,029.00
                ---------------------                                                       --------------      -----------

                SECURITY CLASS:  Unclassified

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin         ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001

                MARK FOR          TP CD    DEL REL CD
                --------          -----    ----------
                                               001

                QUANTITY          DEL DATE
                --------          --------
                   1              UNDEFINITIZED



                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

----------------------------------------------------------------------------------------------------------------------------------
ITEM NO               SUPPLIES/SERVICES                      QUANTITY          UNIT       UNIT PRICE             AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
4002            Supplies or Services and Prices/Costs
                -------------------------------------

4002AA          OPTION YEAR 4 - CY 04/05                         1              EA         $  69,761.00000     $  69,761.00
                ------------------------                                                    --------------      -----------

                SECURITY CLASS:  Unclassified

                Packaging and Marking
                ---------------------

                Best Commercial Practices

                         (End of narrative D001)

                Inspection and Acceptance
                -------------------------
                INSPECTION: Origin         ACCEPTANCE: Origin

                Deliveries or Performance
                -------------------------
                DOC                         SUPPL
                REL CD   MILSTRIP           ADDR       SIG CD
                ------   --------           ------     ------
                001

                MARK FOR          TP CD    DEL REL CD
                --------          -----    ----------
                                               001

                QUANTITY          DEL DATE
                --------          --------
                   1              UNDEFINITIZED



                FOB POINT: Origin

                SHIP TO: PARCEL POST ADDRESS
                         -------------------
                (Y00000)          SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO)
                                  WILL BE FURNISHED PRIOR TO THE SCHEDULED
                                  DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS
                                  REQUISITION.

B.1      OPTIONS

         The Government has the right to exercise option vehicles, at the unit prices stated in Section B.1.2, provided the contractor is still in production, and a six month lead-time is given to the contractor. Options may be exercised within the required lead-time or by mutual agreement. This contract becomes self-terminating should the Government decide not to exercise option vehicles.

B.1.1    VEHICLE QUANTITIES

         The Government has the right to purchase vehicles in any increments up to the maximum order quantity specified below by calendar year. However, the total number of vehicles optioned will not exceed 2,700 vehicles.

                                                      Quantity

         Option Year 1 - CY 2000 Deliveries               90
                       - CY 2001 Deliveries              720
         Option Year 2 - CY 2002 Deliveries              540
         Option Year 3 - CY 2003 Deliveries              540
         Option Year 4 - CY 2004 Deliveries              540
         Option Year 4 - CY 2005 Deliveries              270
              Total                                    2,700

B.1.2    VEHICLE PRICES

         Options, if exercised, will be at the Unit Prices specified below for vehicle deliveries falling into each respective calendar year. A delivery schedule, for any options exercised, will be mutually established prior to award of any options.

         Deliveries                 Unit Price*

         CY 00                      $68,096
         CY 01                      $67,790
         CY 02                      $67,978
         CY 03                      $69,029
         CY 04/05                   $69,761

*If Navy vehicles are required an increase $150 shall apply. The increase results from the requirement for a non-skid (textured) roof, extra gun mounting bracket and labor necessary to install the gun mounting bracket. The Gun Mount itself, P/N 12956264, will be provided as GFE.

                          *** END OF NARRATIVE B001 ***

CONTRACT ADMINISTRATION DATA


                                                                                        JOB
LINE     PRON/                   OBLG                                                   ORDER        ACCOUNTING     OBLIGATED
ITEM     AMS CD         ACRN     STAT      ACCOUNTING CLASSIFICATION                    NUMBER       STATION        AMOUNT
----     ------         ----     ----      -------------------------                    ------       -------        ------
0001AA   JZ02P284JZ      AA        1       21  02035000006D6D11P51103431E1  S20113      0ZLA01       W56HZV         $ 12,870,144.00
    511034

0002AA   JZ02P285JZ      AA        1       21  02035000006D6D11P51103431E1  S20113      0ZLA01       W56HZV         $ 11,592,090.00
    511034
                                                                                                                    ---------------
                                                                                                     TOTAL          $ 24,462,234.00



SERVICE                                                                                     ACCOUNTING             OBLIGATED
NAME          TOTAL BY ACRN        ACCOUNTING CLASSIFICATION                                STATION                AMOUNT
---------     -------------        -------------------------                                -----------------      ---------
                        AA         21  02035000006D6D11P51103431E1                          W56HZ                  $ 24,462,234.00
                                                                                                                    --------------

                                                                                                        TOTAL      $ 24,462,234.00

CONTRACT CLAUSES


      Regulatory Cite                       Title                                                 Date
      ---------------                       -----                                                 ----
1     52.219-16     LIQUIDATED DAMAGES--SUBCONTRACTING PLAN                                     JAN/1999
2     52.232-29     TERMS FOR FINANCING OF PURCHASES OF COMMERCIAL ITEMS                        OCT/1995
3     52.232-30     INSTALLMENT PAYMENTS FOR COMMERCIAL ITEMS                                   OCT/1995
4     52.242-10     F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID POSTAGE                APR/1984
5     52.245-2      GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)                                         DEC/1989
6     52.247-1      COMMERCIAL BILL OF LADING NOTATIONS the notation set forth in               APR/1984
                    paragraph (a) of the clause applies in this contract.  The agency name in line one of the notation shall read:US ARMY TANK-AUTOMOTIVE &
                    ARMAMENTS COMMAND
7     52.247-29     F.O.B. ORIGIN                                                               JUN/1988
8     52.247-59     F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS                             APR/1984
9     52.247-65     F.O.B. ORIGIN - PREPAID FREIGHT - SMALL PACKAGE SHIPMENTS                   JAN/1991
10    252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED                       MAR/1998
                    BY THE GOVERNMENT OF A TERRORIST COUNTRY per DoD interim
                    rule, Federal Register 27 Mar 98
11    252.211-7005 SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND                     MAR/1999
                   STANDARDS
12    252.225-7017 PROHIBITION ON AWARD TO COMPANIES OWNED BY THE PEOPLE'S                      FEB/2000
                   REPUBLIC OF CHINA
13    252.242-7003 APPLICATION FOR U.S. GOVERNMENT SHIPPING DOCUMENTATION/                      DEC/1991
                   INSTRUCTIONS
14    52.212-5     CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT                          FEB/2000
                   STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS

     (a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items: (1) 52.222-3, Convict Labor (E.O. 11755); and (2) 52.233-3, Protest after Award (31 U.S.C 3553).

     (b) The Contractor agrees to comply with the FAR clauses in this paragraph
(b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components: (1), (6), (8),
(11), (12), (13), (15), (16), (22) The other subparagraphs in this paragraph (b) do NOT apply to this acquisition.

   X      (1)  52.203-6, Restrictions on Subcontractor Sales to the Government,
-------   with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).
          (2)  52.219-3, Notice of Total HUBZone Small Business Set-Aside
-------   (Jan 1999).
          (3)  52.219-4, Notice of Price Evaluation Preference for HUBZone
-------   Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer)
-------   (4)  (i)  52.219-5, Very Small Business Set-Aside (Pub. L. 103-403,
section 304, Small Business Reauthorization and Amendments Act of
1994).   _____ (ii)  Alternate I to 52.219-5.   ____ (iii) Alternate
II to 52.219-5.
   X      (5)  52.219-8, Utilization of Small Business Concerns (15 U.S.C. 637
-------   (d)(2) and (3)). _
   X      (6)  52.219-9, Small Business Subcontracting Plan (15 U.S.C.
-------   637(d)(4))
          (7)  52.219-14, Limitations on Subcontracting (15 U.S.C. 637(a)(14)).
-------
   X      (8)  (i)  52.219-23, Notice of Price Evaluation Adjustment for Small
-------   Disadvantaged Business Concerns (Pub. L. 103-355, section 7102, and
10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer). (ii) _____ Alternate I of 52.219-23.
          (9) 52.219-25, Small Disadvantaged Business Participation
-------   Program--Disadvantaged Statue and Reporting (Pub. L. 103-355,
section 7102, and 10 U.S.C. 2323).
          (10)  52.219-26, Small Disadvantaged Business Participation
-------   Program--Incentive Subcontracting (Pub. L. 103-355, section
7102, and 10 U.S.C. 2323).
   X     (11)  52.222-21, Prohibition of Segregated Facilities (Feb 1999)
-------
   X     (12)  52.222-26, Equal Opportunity (E.O. 11246)
-------
   X     (13)  52.222-35, Affirmative Action for Disabled Veterans and
-------  Veterans of the Vietnam Era (38 U.S.C. 4212).
   X     (14)  52.222-36, Affirmative Action for Workers with Disabilities
-------  (29 U.S.C. 793).
   X     (15)  52.222-37, Employment Reports on Disabled Veterans and Veterans
-------  of the Vietnam Era (38 U.S.C. 4212).
   X     (16)  52.225-1, Buy American Act--Balance of Payments Program--
-------  Supplies (91 U.S.C. l0a-10d).
         (17) (i) 52.225-3, Buy American Act--North American Free Trade ------- Agreement--Israeli Trade Act--Balance of Payments Program (41U.S.C. l0a-a0d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note)
                    (ii)  Alternate I of 52.225-3.
                   (iii)  Alternate II of 52.225-3.
         (18)  52.225-5, Trade Agreements (19 U.S.C. 2501, et seq., 19 U.S.C.
-------  3301 note).
         (19) 52.225-15, Sanctioned European Union Country End Products ------- (E.O. 12849). _
         (20) 52.225-16, Sanctioned European Union Country Services (E.O. ------- 12849).
         (21)  [Reserved]
------

   X     (22)  52.232-33, Payment by Electronic Funds Transfer--Central
-------  Contractor Registration (31 U.S.C. 3332).
         (23) 52.232-34, Payment by Electronic Funds Transfer--Other than ------- Central Contractor Registration (31 U.S.C. 3332).
-------  (24)  52.232-36, Payment by Third Party (31 U.S.C. 3332).
         (25) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a). ------- (26) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial ------- Vessels (46 U.S.C. 1241).

     (c) The Contractor agrees to comply with the FAR clauses in this paragraph
(c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components: Not Applicable

         (1) 52.222-41, Service Contract Act of 1965, As Amended (41 U.S.C. ------- 351, et seq.).
         (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 ------- U.S.C. 206 and 41 U.S.C. 351, et seq.).
         (3) 52.222-43, Fair Labor Standards Act and Service Contract Act-- ------- Price Adjustment (Multiple Year and Option Contracts) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
         (4) 52.222-44, Fair Labor Standards Act and Service Contract Act-- ------- Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
         (5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to ------- Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement (CBA) (41 U.S.C. 351, et seq.).

     (d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.
         (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.
         (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting ###### termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims asing under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
         (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form.. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
     (e) Notwithstanding the requirements of the clauses in paragraphs (a), (b),
(c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components. (1) 52.222-26, Equal Opportunity (E.O. 11246); (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212); (3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793); and (4) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1,
1996).

                                 (End of clause)

15    252.212-7001     CONTRACT TERMS AND CONDITIONS REQUIRED       SEP/1999
                       TO IMPLEMENT STATUTES OR EXECUTIVE
                       ORDERS APPLICABLE TO DEFENSE ACQUISITIONS
                       OF COMMERCIAL ITEMS

     (a) The Contractor agrees to comply with the Defense Federal Acquisition Regulation Supplement (DFARS) clause 252.247- 7023, Transportation of Supplies by Sea, which is included in this contract by reference to, implement 10 U.S.C. 2631.

     (b) The Contractor agrees to comply with any clause that is checked on the following list of DFARS clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

   X     252.205-7000  Provision of Information to Cooperative Agreement
-------  Holders (10 U.S.C. 2416).

         252.206-7000  Domestic Source Restriction (10 U.S.C. 2304).
-------

   X     252.219-7003  Small, Small Disadvantaged and Women-Owned Small Business
-------  Subcontracting Plan (DoD Contracts) (15 U.S.C. 637).

   X     252.225-7001  Buy American Act and Balance of Payments Program
-------  (41 U.S.C. l0a-10d, E.O. 10582).

   X     252.225-7007  Buy American Act--Trade Agreements--Balance of Payments
-------  Program (41 U.S.C. lOa-10d, 19 U.S.C. 2501-2518, and 19 U.S.C.
3301 note).

   X     252.225-7012  Preference for Certain Domestic Commodities.
------

ALT I

   X     252.225-7014  Preference for Domestic Specialty Metals (10 U.S.C.
-------  2241 note).

         252.225-7015 Preference for Domestic Hand or Measuring Tools ------- (10 U.S.C. 2241 note).

         252.225-7021  Trade Agreements (19 U.S.C. 2501-2518 and 19 U.S.C.
-------  3301 note).

         252.225-7027 Restriction on Contingent Fees for Foreign Military ------- Sales (22 U.S.C. 2779).

         252.225-7028  Exclusionary Policies and Practices of Foreign
------   Governments (22 U.S.C. 2755).

         252.225-7029 Preference for United States or Canadian Air Circuit
------   Breakers (10 U.S.C.2534(a)(3)).

         252.225-7036 Buy American Act--North American Free Trade Agreement ------- Implementation Act--Balance of Payments Program (Alternate 1)(41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).

         252.227-7015  Technical Data--Commercial Items (10 U.S.C. 2320).
-------

         252.227-7037 Validation of Restrictive Markings onTechnical Data ------- (10 U.S.C. 2321).

   X     252.243-7002  Requests for Equitable Adjustment (10 U.S.C. 2410).
-------

   X     252.247-7024  Notification of Transportation of Supplies by Sea
-------  (10 U.S.C. 2631).

     (c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive
Orders--Commercial Items clause of this contract, the Contractor shall include the terms of the following clause, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

                                 (End of clause)

16   52.217-4000     SEPARATELY PRICED OPTION FOR INCREASED       SEP/1996
                          QUANTITY
     (TACOM)

     (a) The Government hereby reserves the right to increase the quantity of the contract item by an additional number of units, up to a total of 2,700. The unit price for such option quantity shall be as set forth in CLINs:

              1001AA       CY00
              1002AA       CY01
              2001AA       CY01
              2002AA       CY02
              3001AA       CY02
              3002AA       CY03
              4001AA       CY03
              4002AA       CY04/05

This option may be exercised by the Government at any time, but in any event not later than 180 days prior to last scheduled delivery or otherwise mutually agreed. In addition, such option may be exercised in increments, subject to the stated total additional quantity limitations, price(s), and the above-stated time for exercise of the option.

     (b) Delivery of the items added by the exercise of this option shall continue immediately after, and at the same rate as, delivery of like items called for under this contract, unless the parties hereto otherwise agree.

17    52.211-16     VARIATION IN QUANTITY             APR/1984

     (a) A variation in the quantity of any item called for by this contract will not be accepted unless the variation has been caused by conditions of loading, shipping, or packing, or allowances in manufacturing processes, and then only to the extent, if any, specified in paragraph (b) below.

      (b)  The permissible variation shall be limited to:
              ZERO percent increase; and
              ----
              ZERO percent decrease.
              ----

This increase or decrease shall apply to THE TOTAL CONTRACTUAL QUANTITY.

                                 (End of clause)

18    52.212-4      CONTRACT TERMS AND CONDITIONS--          MAY/1999
                    COMMERCIAL ITEMS

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights --

          (1) Within a reasonable time after the defect was discovered or should have been discovered; and

          (2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee's rights to be paid amounts due as a result of performance of this contract, may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727).

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice. The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized,) to the address designated in the contract to receive invoices. An invoice must include --

      (1)  Name and address of the Contractor;

      (2)  Invoice date;

      (3) Contract number, contract line item number and, if applicable, the order number;

      (4) Description, quantity, unit of measure, unit price and extended price of the items delivered;

      (5) Shipping number and date of shipment including the bill of lading number and weight of shipment if shipped on Government bill of lading;

      (6)  Terms of any prompt payment discount offered;

      (7)  Name and address of official to whom payment is to be sent; and

      (8) Name, title, and phone number of person to be notified in event of defective invoice.

Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C.
3903) and Office of Management and Budget (OMB) Circular A-125, Prompt Payment. Contractors are encouraged to assign an identification number to each invoice.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and office of Management and Budget (OMB) Circular A-125, Prompt Payment. If the Government makes payment by Electronic Funds Transfer (EFT), see 52.212-5(b) for the appropriate EFT clause. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of lose or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

      (l) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

      (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express or implied warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986; 41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.

Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

      (1) The schedule of supplies/services.

      (2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.

      (3) The clause at 52.212-5.

      (4) Addenda to this solicitation or contract, including any license agreements for computer software.

      (5) Solicitation provisions if this is a solicitation.

      (6) Other paragraphs of this clause.

      (7) The Standard Form 1449.

      (8) Other documents, exhibits, and attachments.

      (9) The specification.
                                 (End of Clause)

19    252.246-7000    MATERIAL INSPECTION AND RECEIVING REPORT       DEC/1991

At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, MATERIAL INSPECTION AND RECEIVING REPORT, of the Defense FAR Supplement.
                                 (End of clause)

TACOM ADDENDUM:
Note that the Purchasing Office and the Army Inventory Control Manager copies of the DD Form 250, as listed in tables 1 and 2 of DFARS Appendix F, must be sent to the following addresses:

       (1) Send the first copy to the buyer, at the address given on the face page of the contract.

       (2)    Send the second copy to the following address:

                    US Army Tank-automotive and Armaments Command
                    Acquisition Center -- ATTN: AMSTA-AQ-DS
                    Warren, MI 48397-5000.

              You also can datafax the second copy to (810) 574-7552.

                                                                 ***

20   52.204-7009      MANDATORY USE OF CONTRACTOR TO GOVERNMENT
                      ELECTRONIC COMMUNICATIONS                    JUN/1999
     (TACOM)

     (a) All references in the contract to the submission of written documentation shall mean electronic submission. All electronic submissions shall be in the formats and media described in 52.215-4850 in Section L of the solicitation. (See instead 52.213- 4859 in Section I of the solicitation for RFQs.)

     (b) This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.

     (c) In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer's e-mail address. The Contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address(es).

     (d) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.

     (e) Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically.

                                 (End of clause)

21   52.223-4000    ENVIRONMENTAL, SAFETY, AND ENERGY STANDARDS      SEP/1978
                    AND REGULATIONS
     (TACOM)

     (a) The contract price includes Contractor compliance with all federal vehicle emission, fuel economy, safety, and noise requirements and standards, hereinafter referred to as requirements, affecting the supplies to be delivered under this contract which, as of the time of bid opening in the case of sealed bidding, or as of the time for receipt of Best and Final Offers (BAFOs) in the case of a negotiated solicitation, were in effect or scheduled to become effective during the term of this contract.

     (b) In the event any of these requirements are subsequently changed (i.e., altered, rescinded or postponed) and such changes have not been otherwise provided for prior to the award of this contract, and compliance is mandatory upon the Contractor, and such changes cause an increase or decrease in the cost of, or time required to perform the contract, Contractor compliance with these changes shall be subject to equitable adjustment.

     (c) If any of these requirements are changed as described above, but compliance is optional on the part of the Contractor, the Contractor shall promptly notify the Government in writing and the Procuring Contracting Officer
(PCO) shall have the right to decide whether the supplies yet to be accepted and delivered to the Government shall incorporate the optional changes. After receipt of this written notice the PCO shall provide timely written advice to the Contractor of the Government's decision and, if applicable, the effective data of such change(s). If the PCO's election constitutes a change which causes an increase or decrease in the cost of, or time required to perform this contract, Contractor compliance therewith shall be subject to equitable adjustment.

22   52.239-4001      YEAR 2000 (Y2 K) COMPLIANCE               MAY/1999
     (TACOM)

a. In the event that this contract calls for the delivery of any data processing hardware, software and/or firmware (to be referred to as information technology), such deliverables shall be required to perform accurate date/time processing involving dates subsequent to December 31, 1999. The information technology shall be Year 2000 compliant upon delivery

b. Definition. Year 2000 compliant means information technology that accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations. Furthermore, Year 2000 compliant information technology, when used in combination with other information technology, shall accurately process date/time data if the other information technology properly exchanges date/time data with it.

c. If this contract contains another provision requiring Y2K compliance, that provision shall take precedence.

                                       ***



I.1  Commercial Financing (Specifically Constructed Clause):
     ------------------------------------------------------

     The contractor shall bill monthly in accordance with the following conditions:

     The contract financing to be used will be based on a formula derived from the percentage of cost projected for the base vehicles and associated with the schedule contained in this contract. The liquidation rate will be 70% and the contractor's payments shall not exceed payments of 70% of the amount of any CLIN financed. Payments will not commence until the conclusion of a financial review by the Defense Contract Audit Agency (DCAA), which indicates satisfactory financial condition and said review is concurred to by the Administrative Contracting Officer (ACO). Financing for additional units will be determined by applying the percentage factors used to formulate the financing for the base units. Security will be the Contractor's inventory equaling value of payments. Said inventory is not limited to items purchased for this contract. Security reviews shall take place at the conclusion of the first three months then every six months after that, unless the ACO determines the situation warrants a revised review schedule. The Industrial Specialist will supervise the security review. In the event that the Contractor fails to provide adequate security as required in this contract, financing payments will be suspended. If the Contractor is delinquent or other circumstances warrant , the ACO will have the option to suspend payments. If the ACO determines that the situation warrants, the ACO may make adjustments to the payment schedule. Payments may be requested not more frequently than monthly. Amount of each Payment:

                  2000
                  Jan                     $     5,410
                  Feb                     $     8,314
                  Mar                     $    16,659
                  Apr                     $    97,476
                  May                     $   429,394
                  Jun                     $ 1,357,063
                  Jul                     $ 1,354,172
                  Aug                     $ 1,343,603
                  Sep                     $ 1,314,050
                  Oct                     $ 1,308,490
                  Nov                     $ 1,286,297
                  Dec                     $ 1,224,263
                  2001
                  Jan                     $ 1,217,031
                  Feb                     $ 1,204,173
                  Mar                     $ 1,168,036
                  Apr                     $ 1,097,492
                  May                     $   800,512

                  TOTAL                   $15,232,435


I.2 The Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plat dated March 21, 2000 submitted by 0'Gara-Hess & Eisenhardt Armoring.Company is hereby incorporated into this contract.

                          *** END OF NARRATIVE I001 ***

LIST OF ATTACHMENTS


List of                                                                              Number
Addenda                            Title                                     Date    of Pages      Transmitted By
-------           ------------------------------------------------------     ----    --------      --------------
Attachment 001    SCOPE OF WORK
Attachment 002    PARTS LIST
Attachment 003    AIR CONDITIONING BILL OF MATERIAL (BOM)
Attachment 004    GOVERNMENT FURNISHED MATERIAL
Attachment 005    DELIVERY SCHEDULE
Attachment 006    INSTRUCTIONS FOR PREPARTION OF FACARS
Exhibit A         CONTRACT DATA REQUIREMENTS LIST (CDRL)  DD FORM 1423

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    1


1.   STATEMENT OF WORK - M1114 Up-Armored HMMWV:

     a. The Contractor shall produce M1114 vehicle to the product baseline developed under Contract DAAE07-94-C-0406. The Up-Armored HMMWV configuration is installed on GFE M1113 ECV Chassis. The Contractor shall modify as required the GFE modified M1113 ECV Chassis as provided from AM General Corporation, Mishawaka, Indiana, for the Up-Armored M1114 vehicle. The Up-Armored M1114 vehicle shall meet the following requirements:

        (1) The ballistic and blast protection system requirements shall be as defined in the Protection Specification for the Up- Armored Enhanced Capacity
(ECV) HMMWV (M1114), reference O'Gara Hess & Eisenhardt Specification No. 4660001 dated March 1995 and paragraphs 4.a.(1)(a) through 4.a.(1)(d) of the Addendum to the Joint Mission Element Need Statement (JMENS) for the Up-Armored Heavy High Mobility Multipurpose Wheeled Vehicle (HMMWV) Variant (HHV) dated 9 Sep 93.

        (2) The configuration and production of the M1114 shall be in accordance with O'Gara-Hess & Eisenhardt Armoring Company's Drawing 4660000, Enhanced Armored - M1114 Assembly, Revision M, and the applicable component, assembly and sub- assembly drawing as identified in Parts List 4660000, Revision L, dated 2 March 2000 including applicable drawing revision levels and incorporated into this contract as Attachment 1 to Section J. In addition, an A/C system shall be installed by O'Gara Hess & Eisenhardt Armoring Company to the latest configuration defined by Part Nos. 1000097, Installation, Heater/Evaporator and 1000146, Rear Conditioner and Rear Evaporator, the applicable component, assembly, sub-assembly and installation drawings as identified in the "A/C BOM 2/16/2000" incorporated into this contract as Attachment 2 to Section J, including the applicable drawing revision levels and drawing 12469146, Installation Instructions, Electrical and Mechanical A/C Retrofit Kit 57K3552, Revision "C".

        (3) All changes to the production configuration baseline, or manufacturing process, established under Contract DAAE07-94- C-0406 shall be coordinated with the armoring STS contractor, the vehicle prime STS contractor, and Government technical representatives. The Contractor shall notify the armoring STS contractor, vehicle prime STS contractor, and Government technical representative upon identification of a need for configuration baseline changes. Government concurrence shall be required for all Class I (Major) and Class II (Minor) engineering changes, and critical/major requests for waivers, and/or deviations. The Government Technical Representative (QAR) shall be informed of minor requests for deviations/waivers using Government Form DD1692 and DD1695 for notification and documentation of Class II changes. The Contractor shall also submit Government Form DD1988 to DCMC for administrative purposes. These changes may be addressed as part of the monthly production status meetings, or sooner if there is a potential of production line impact.

                (a) Class I (Major) engineering changes should be limited to those which are necessary or offer significant benefit to the Government. Such changes are those required to correct deficiencies, add or modify interface or interoperability requirements, or make a significant and measurable effectiveness change in the operational capabilities or logistics supportability of the system or item. A change affecting form, fit, or functionality should be designated Class I. Class I changes affects specified limits or tolerances in Performance; Reliability, Maintainability, or Survivability; Weight, Balance, Moment of Inertia; Interface characteristics; other technical requirements in the specifications; and/or impacts to:

                   i.    GFE
                   ii.   Safety
                   iii. Compatibility or specified interoperability with interfacing critical items, support equipment/software.
                   iv.   Configuration to extent retrofit action is required.

                (b) An engineering change which does not impact any of the Class I factors listed in the above paragraph l.a.(3)(a) and is required to correct minor discrepancies, shall be classified as a Class II (Minor) change.

                (c) Classifications of Deviations/Waivers:

                    i. MAJOR: A deviation/waiver shall be designated major when involving health, performance, interchangeability/reliability/survivability/ maintainability/durability of the item or its repair parts, effective use or operation, weight, or appearance.

                   ii. CRITICAL: A waiver/deviation shall be designated as critical when the waiver/deviation impacts safety.

                  iii. A waiver/deviation is considered minor when none of the factors of the above paragraphs i.a.(3)(c)i, MAJOR, and l.a.(3)(c)ii, CRITICAL are considerations.

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    2


        (4) The turret shall incorporate a hatch door that can be closed without removing weapons and night sights from the armament mount. The armament mount shall provide mounting interface/provisions for the external pedestal assembly, MPN 12339679-1, and pedestal adapter, MPN 12340310. The armament mount, when fitted for MK-64, Mod 6, shall accommodate either the M-2 (50 Cal), MK-19 (40 MM), or M-60 (7.62MM) weapons with the night sight mounted.

        (5) The vehicle shall be equipped with mounting provisions for the internal pedestal assembly, MPN 12339679-2. The pedestal assembly must be located so that the gunner can access the night sight assembly from the weapon station position.

        (6) The vehicle shall be equipped with storage provisions for securing either three M548 (40mm) or five M3A1 (50 Cal or 7.62mm) ammunition boxes. The storage provisions must be located so that the gunner can access the ammunition from the weapon station position.

        (7) The vehicle shall allow the routing of power, control, and antenna cables for SINCGARS or VRC 12 series radios (dual net), GPS PLGR, VIC-1 (intercom), and NVD/VPC (night sight) equipment. The cable routing shall facilitate replacement/installation of any cable within one man hour as a maintenance action performed at the unit level.

        (8) All four seating locations shall be equipped with Type II seat belts which satisfy the requirements of MIL-STD-1180, Requirement 208.

        (9) A requirement for a Scout application UA HMMWV variant may be invoked. This Scout variant shall be capable of transporting a three-man crew with Table of Organization and Equipment (TOE) and Common Tables of Allowances
(CTA) items. Upon Government direction to proceed with the Scout variant, the Government will identify applicable TOE and CTA items. The Government and contractor shall coordinate stowage and/or integration of TOE and CTA equipment at that time.

        (10) The vehicle shall be equipped with stowage brackets for the M-16 rifles at each crew member seat position.

        (11) The weight of the armor package shall not exceed 3200 lbs.

        (12) The vehicle shall be equipped with air conditioned climate control. The air conditioning system must be compatible with a 24-volt electrical system. The system is intended to be capable of reducing an outside ambient air temperature of 120 degrees Fahrenheit by 20 degrees Fahrenheit (reference Attachment 2 to Section J). The system provided shall be the High Capacity Environmental Control System, O'Gara Hess & Eisenhardt Armoring Company P/Ns 1000097 and 1000146.

        (13) The vehicle side elevation signature will be similar to that of the M1025 slant back. The crew compartment shall be protected from the rear by a fixed armor cargo barrier with one upper sliding door, and armor panels extending from the top of the fender walls to the underside of the cargo cover or roof. The upper sliding door shall be positively latched in the open and closed positions. The sliding door shall have a manually released, automatic position stop at a position 3 to 6 inches from the closed position.

     b.   The vehicle shall include the following:

          (1)      Door locks and latches-sequence lockout per TDPL 4660000.

          (2)      Windshield defrost per TDPL 4660000.

          (3)      Automotive component access and maintainability.

     c. All ballistic glass on the vehicle shall be "white glass". This glass shall allow for the unobstructed use of GEN 3 night vision goggles by the crew.

     d. The M1114 UA HMMWV shall be painted with a three-color camouflage pattern in accordance with O'Gara Hess & Eisenhardt Armoring Company Drawing No. 4660002, Pattern, Camouflage Paint, EA-HMMWV, unless otherwise directed by the Procuring Contracting Officer.

          (1) When directed by the Contracting Officer, the M1114 vehicle shall be painted CARC Tan 686 in accordance with Attachment I, M1114 CARC Tan 686 Painting Scheme.

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    3


     e. The Contractor shall host a Start of Work Meeting to discuss the requirements of the Up-Armored ECV HMMWV. The Government and the Contractor will alternate hosting monthly production status meetings The production status meetings will be held in conjunction with the monthly System Technical Support
(STS) Program Management Reviews (PMRs).

     f. Corrosion Control: A three-phased approach for corrosion control shall be implemented. Phase I will be effective with the first vehicle produced under this contract and shall include wet prep holes and Dorritech coating on ALL fasteners. Phases 2 and 3 will be implemented as engineering changes by contract modifications. Phase 2 will implement corrosion protection to critical areas as agreed upon between the Government and the Contractor. Implementation for non-critical protection will be accomplished in follow- on corrosion protection Phase 3.

3.   QUALITY PROGRAM

     a. The contractor shall develop, implement, and maintain a quality system that ensures conformance to contractual requirements. The contractor shall implement the requirements of ANSI/ASQC Q9001, ISO 9001, or a commercial equivalent quality system model; no third party certification is required. The Government reserves the right to perform all required audits and surveillance inspections to assure contractor compliance with contract requirements.

     b. The contractor's Quality Program shall be available to the Government for review upon request. The contractor's quality management process shall include the following key quality activities:

          (1) Monitoring and control of critical processes and product variation.

          (2) Establishment of mechanism for feedback of field product performance.

          (3) Implementation of an effective root cause analysis and corrective action system.

          (4)      Continuous process improvement.

4.   INSPECTION POINT:          ORIGIN
     TACOM                      (SEP 1978)

     Inspection Point:          Origin

     a. Procurement Quality Assurance inspection for conformance of supplies with applicable drawings and specifications shall be made at the following Contractor's and/or subcontractor's plant(s):

CONTRACTOR'S PLANT:

9113 LE SAINT DRIVE       FAIRFIELD     BUTLER COUNTY       OHIO      45014
    (Address)              (City)          (County)        (State)    (Zip)


SUBCONTRACTOR'S PLANTS/VENDOR'S PLANT:

--------------------------------------------------------------------------------
(Address)                  (City)          (County)        (State)    (Zip)

     b. Inspection of the supplies for conformance with preservation, packaging, and marking requirements shall be made at the following Contractor's and/or subcontractor's plant(s):

CONTRACTOR'S PLANT

Same as above
(Address)                  (City)          (County)        (State)    (Zip)

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    4



SUBCONTRACTOR'S PLANTS/VENDOR'S PLANT:

--------------------------------------------------------------------------------
(Address)                  (City)          (County)        (State)    (Zip)

     b. Inspection of the supplies for conformance with preservation, packaging, and marking requirements shall be made at the following Contractor's and/or subcontractor's plant(s):

CONTRACTOR'S PLANT

Same as above
(Address)                  (City)          (County)        (State)    (Zip)

SUBCONTRACTOR'S PLANT/VENDOR PLANT:

--------------------------------------------------------------------------------
(Address)                  (City)          (County)        (State)    (Zip)

5.   ACCEPTANCE POINT:               ORIGIN
     TACOM                           (MAY 92)

     Acceptance Point: Origin. Acceptance of the supplies tendered under this contract shall be made at the address of addressees designated in this Section, in the clause entitled INSPECTION POINT. Acceptance of the title at origin by the Government when delivery is F.O.B. Destination permits payment to the contractor provided that the invoice is supported by appropriate evidence of shipment.

6. SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS (CARC) ON METALLIC SURFACES
     TACOM            (MAY 89)

     a.   Application:    MIL-C-46168
          -----------     MIL-C-53039

     b. END-ITEM PAINT INSPECTION: After the complete paint finish has been applied and cured* (See *Note, below), the Contractor shall test and inspect one unit every time the paint line is started, but not less than twice per day for
(i) workmanship; (ii) total paint film thickness; and, (iii) paint adhesion. The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall, at a minimum, conform to the sum of the minimum thickness for individual elements of the paint finish as specified in Table I herein. Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity. The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked. The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied among the following:

          (1)      Directly adjacent to a weld.

          (2)      On or directly adjacent to a machine cut or sheared edge.

          (3) On any mechanically formed surface when lubricants/drawing compounds were used.

          (4)      On paint touch-up areas.

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    5



           (a) The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.

           (b) Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in Table I herein.

*NOTE: The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility. For purposes of this test, curing at ambient temperature will take from 24 to 168 hours.

     c. TEST METHODS:
        ------------

        (1) FILM THICKNESS. Film thickness shall be verified with a nondestructive film gage. The gage shall be suitable for measurements over the applicable substrate material and shall have sufficient accuracy to ensure compliance to the thickness limitations. The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated using ISO 10012 as a guide.

        (2) SCRIBE TAPE TEST. The following test procedure shall be followed. The test surface shall be sufficiently warm and dry to ensure adhesion to the tape. All dimensions cited in this Scribe Tape Teat description are approximate:

           (a) Scribe four one-inch lines completely through the paint finish to the substrate, one sixteenth to three thirty-seconds of an inch apart.

           (b) Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines. The resulting pattern shall contain nine squares.

           (c) Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribe pattern, rubbing out all air pockets.

           (d) Wait 10 seconds, minimum. Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at 180 degrees.

     d.   Interpretation of Test Results:
          ------------------------------

          (1) Film Thickness. All applicable surfaces shall have complete paint coverage. A minimum of 75t of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements. Failure of either test unit shall result in rejection of the production lot that it represents.

          (2) Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment coating, from either test unit constitutes test failure and the production lost from which it comes is rejected. Removal of overspray does not constitute test failure.

                   COATING THICKNESS
                   -----------------

          SPECIFICATION             DRY FILM THICKNESS (Mils)
          -------------             -------------------------

          MIL-P-53022                       1.0 - 1.5

          MIL-P-53030                       1.0 - 1.5

          MIL-C-46168                       1.8 Minimum

          MIL-C-53039                       1.8 Minimum

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    6



NOTICE: The scribe tape teat is designed to detect any deficiency in the paint application process that would affect the durability of the CARC finish. Typical causes of failure are:

          (a)      Inadequate cleaning of the substrate.

          (b)      Contamination of the surface between coatings.

          (c) Excessive paint film thickness in a single coating application.

          (d) Application of a coating over a previous coating which has not been adequately cured.

It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.

7.   WELDER CERTIFICATION:

     Before assigning any welding operator to perform manual, semiautomatic, or automatic welding work, or dedicating any automated welding equipment to work covered in the scope of this contract, the contractor shall ensure the welder has been qualified in accordance with AWS or equivalent specifications. The Qualification Test Records shall be available for Government review upon request. The contractor shall maintain a list of the welding certifications of his employees. The contractor shall allow Government representatives to review the list of welders upon request.

8.   EXAMINATION /TEST DOCUMENTATION
     TACOM                                           (NOV 82)

     a. To the extent the specifications specify requirements for Pre-production/First piece, which require the contractor to perform stated examinations and/or test, the contractor shall fully document and maintain for Government review and evaluation, the conduct of his examinations and the results thereof.

     b. In the event that the contractor fails to provide the above documentation, when requested, or the documentation fails to evidence satisfactory results, the Government shall have the right to refuse to inspect and/or accept any contract items offered for acceptance.

9.   FASTENER QUALITY ASSURANCE REQUIREMENTS:

     a. Due to the criticality and difficulty in determining and tracing nonconforming fasteners, the following requirements are included in this contract. This clause establishes quality assurance requirements for all threaded steel fasteners of Grade 5 and higher (as defined by SAE-J429) and metric fasteners with strength designations of 8.8 and higher (as defined by SAE-J1199) that are to be used in items procured from either a Government or contractor owned Technical Data Package. It applies to fasteners received (1) from fastener manufacturers, (2) from distributors, or (3) as part of a subassembly for use in both new and repair items.

     b. The contractor shall obtain, and keep on file, certification for all received lots of fasteners utilized in the assembly of vehicles produced under this contract. The fastener vendor/distributor shall produce/supply subject fasteners IAW requirements similar to those of SAE-J429 or QS 9000 or any industry accepted higher level quality system.

10. CERTIFICATION REQUIREMENT: The contractor shall make available for Government review any of the following certification/testing results upon request:

     a. The contractor shall prepare and have on file, at the manufacturing facility certification/reports as required to support the integrity of the applicable process, component, or operation. In the event that a particular certifications are not acceptable to the Government, the contractor shall conduct additional examinations/tests or prepare additional documentation as required to verify that particular certification. The Government may choose to conduct tests at its own expense to verify a particular certification.

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    7



     b. When a process certification is required, it shall include a documented description of the process, the documented instructions to those who conduct the process, an annotate the name(s) and title of the individual responsible to assure the process when it occurs.

     c. When material certification documentation is required, it shall include a copy to the material analysis. If the material is purchased from a subcontractor, a copy of the purchase order is also required to be kept on file at the contractor's facility and made available for Government review upon request. These certifications shall be substantiated with documented test reports, performance data, analytical data, or vendor documented test reports. Such documentation shall be affixed to the certifications.

     d. When a test certification is necessary, it shall be kept on file at the contractor's manufacturing facility and include the following information as substantiation: Drawing number, specification title, number and edition, and applicable grade or type for which the product was tested, the number of specimens tested, the requirements and the actual results obtained, and the purchase orders for any subcontracted above information as part of the certification.

     e. Commercial Items Description: Product Conformance "In lieu of the required certification statement identified in Commercial Item Description (CID"), the following conformance requirements applies: The products provided shall meet the salient characteristics of the commercial item description, conform to the producer's own drawings, specifications, standards, and quality assurance practices, and be the same product offered for sale in the commercial market. The Government reserves the right to require objective quality evidence of such conformance.

11.  GOVERNMENT FURNISHED PROPERTY

     During the course of this contract, the contractor shall be supplied the Government-furnished property (GFP) as identified in Attachment 004. The contractor shall inspect the GFP to determine an adequate count and condition. On detection of any deficiency, the contractor shall prepare a report noting all deficiencies. The contractor shall submit this report to the in-plant government representative for verification.

12.  INSPECTION

     a. Inspection Records: Inspection records of the examinations and test (either in-process or end item) performed by the contractor shall be kept complete and available to the Government for a period of four (4) years following completion of the contract.

     b. Drawings for inspection: The contractor shall make available to the Government inspection at the time of production inspection, in-process or end item , legible drawings and printed specifications to which the product was manufactured. These drawings and specifications shall be annotated to the latest revision incorporated therein. Upon completion of production inspection and acceptance by the Government inspector, all drawings and specifications will be returned to the contractor.

     c. The Government reserves the authority to inspect end items or any parts/components during manufacturing processes commensurate with the herein provided for quality requirements and plans. The Government shall reject such material that does not conform to drawing/specifications. Such inspections by the Government may be performed at the contractor's predetermined inspection stations. All deficiencies detected during any contractor or Government inspection (end-item or in-process) shall be corrected by the contractor at no extra cost to the Government. During any Government inspection, the contractor shall provide inspection assistance upon request.

13.  INSPECTION EQUIPMENT

     a. Except as otherwise expressly provided for under this contract, the contractor is responsible for the supply and maintenance of all inspection and test equipment necessary to assure that end item components conform to contract requirements. All contractor furnished inspection equipment shall be available for use on or before the start of production. The Government will not furnish any inspection equipment for this contract.

     b. The contractor shall make inspection equipment available to the Government inspector during Government in-process or end item inspection. Upon completion of the inspection by the Government inspector, all inspection equipment shall be returned to the contractor.

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    8



14.  FINAL INSPECTION

     a. The contractor shall perform 100% final inspection of the end item in accordance with the requirements of the specification and technical data utilizing the Final Inspection Record (FIR). Copies of the FIR(s) for the end item quantity shall be reproduced by the contractor. Deficiencies disclosed during inspection by the contractor or the Government shall be described in writing on the deficiency sheet attached to the FIR. The FIR includes inspection criteria for all kits and special equipment that may be installed in each body style. The FIR shall be updated as required to reflect all Government approved configuration changes. Such updates must be subject to Government approval. The contractor shall submit the completed and certified copy of the FIR to the Government inspector with each end item inspected and offered for acceptance by the Government. If the contractor determines that the FIR is not appropriate for final inspection of the end item for any reason, he must obtain written approval from the Contracting officer prior to employing any other form for this purpose.

     b. The contractor, at his discretion, may develop procedures and incorporate these procedures to accomplish in-process inspection of select FIR characteristics. The selection of FIR characteristics and procedures will be subject to Government approval prior to implementation. There shall be a method to document and describe, in writing, deficiencies detected during inspection of select FIR characteristics by the contractor. This method shall be subject Government approval. This documentation shall also be included with the FIR for each vehicle. The contractor shall submit a completed copy of the FIR and, if applicable, documentation and description of select FIR characteristics inspected during in-process inspections, to the Government inspector with each item inspected and offered to the Government for acceptance. All deficiencies detected during contractor Final Inspection, to include, if applicable select in-process FIR characteristics, shall be corrected prior to offering the end item to the Government for final acceptance. All deficiencies disclosed as a result of contractor and/or government final inspections shall be corrected by the contractor at no additional cost to the Government.

     c. Final contractor inspection of vehicles on a sampling basis will not be authorized by the Government during the term of this contract.

15.  FIRST PRODUCTION VEHICLE INSPECTION (FPVI)

     a. During the fabrication of the First Production Vehicles in-process inspections will be performed by a Government representative to evaluate conformance of materials and workmanship to requirements of specified documents, These inspections shall be made at the contractor's or subcontractor's facility. Processing, painting, quality systems and inspection records will be reviewed and evaluated during this inspection.

     b. The Government shall select one of the first vehicles produced under this contract for FPVI. The vehicle selected shall be subjected to inspections by both the contractor and Government for conformance to the requirements of the contract and O'Gara specifications.

     c. Upon completion of the FPVI, the contracting officer shall notify the contractor whether the FPVI was approved, conditionally approved, or disapproved. A notice of conditional approval will state any further action required of the contractor for the applicable first production vehicle.

     d. If the FPVI is disapproved by the Government, the contractor may be required, at the discretion of the Government, to repeat any or all of the FPVI. After notification of the additional inspections, the contractor, at no cost increase in contract price, shall make any necessary changes, modifications or repairs to the first production vehicle. Within ten (10) days after notice of disapproval, the Government has the discretion to select another production vehicle for FPVI in lieu of the original first production vehicle. Upon completion of additional inspection, the contractor shall again submit an inspection report. The contractor shall bear the responsibility for delays resulting from additional FPVI.

16. GOVERNMENT TESTING: During the performance of this contract, the government will conduct testing to assure conformance to contractual and system specification requirements.

     a. Follow-on Production Testing (FPT) During the performance of this contract, the Government will conduct FPT to verify that the quality and performance of continuing production vehicles are consistent with the approved technical data a specification. Such testing shall consist of five thousand miles per test vehicle for approximately one hundred twenty (120) days. The Government will

                                                  PIIN/SIIN   DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID   Attachment 001
                                                       PAGE   9



randomly select such vehicles and will conditionally accept such vehicles until successful completion of FPT requirements. The Government reserves the right to retest the vehicle(s) upon correction of defects by the contractor to the extent necessary to successfully meet test requirements. Such additional testing shall be conducted at the Contractor's expense. The Government may select up to two vehicles from each subsequent year's production to conduct follow-on production testing.

     b. The test vehicles shall be furnished, as directed by the Contracting Officer, to the following Government test site(s). Aberdeen Proving Grounds, MD, and/or Yuma Proving Grounds, AZ.

     c. The test vehicles shall not be shipped to the test site until a complete inspection has been performed on each vehicle by the Government and all deficiencies disclosed by this Government inspection have been corrected by the contractor and approved by the Government.

17.  CONTRACTOR TEST SUPPORT:

     a. The contractor shall be responsible for furnishing repair parts and technical support as it relates to the armor package for the vehicles at the Government selected test sites during FPT.

     b. Parts not available at the test site must be provided to the test site within 24 hours of Government request. Technical support includes assessment of hardware problems and assistance with the operation, maintenance and repair of the test vehicles/components.

18.  TEST DEFICIENCIES:

     a. Failure of FPT is defined as an event, or state, in which a system or a component of the test vehicle does not or would not, perform as specified in the vehicle/system specification.

     b. A defect is defined as a nonconformance to a technical requirement. Defects are classified as critical, major, or minor in accordance with MIL--HDBK-1916.

     c. In the event of vehicle/component system test failure during FPT, the Government reserves the right to retest the vehicle stem upon correction of the defect(s) by the contractor to the complete extent and duration specified in the test program, or to such lesser extent as the PCO, or a duly authorized representative, shall consider appropriate in his/her sole discretion. The contractor shall bear responsibility for delays in the program test period resulting from vehicle/component defects for failure to adequately or timely furnish parts support, and the Government shall have the right to extend the specified program test period accordingly for such contractor delay. Any cost associated with this retest shall be the contractor's responsibility.

     d. The contractor when directed by the PCO or a duly authorized representative, shall correct on-site any defect of the system which occurs during FPT. The Government will not make final acceptance of test vehicles until testing has been completed to the satisfaction of the Government. Delays caused by test item failures due to poor quality, vehicle/component workmanship, or material. Failure of the contractor to comply with the configuration defined in the O'Gara specification or design inadequacies of changes/modifications to the vehicle's configuration , shall not be basis for adjustment of the contract delivery schedule or the contract price.

     e. Test failure shall be cause for rejection of vehicle/components produced subsequent to the FPVI, until evidence has been provided by the contractor that corrective action has been taken to eliminate the deficiency. Deficiencies found during or as a result of FPT, shall be prima facie evidence that all vehicle/components already produced since completion of the last FPT (or, of the first FPT, since FPVI) and all vehicles not yet accepted are similarly deficient unless evidence satisfactory to the PCO is furnished by the contractor that they are not similarly deficient. Such deficiencies on all vehicles/components shall be corrected by the contractor at no additional increase in contract price.

19.  TEST INCIDENT REPORTS (TIRs):

     The contractor will be provided a copy of all Test Incident Reports (TIRs) directly from the test sites during Government test via e-mail. When directed by the Government, the Contractor shall furnish a written Failure Analysis and Corrective Action Report in accordance with Data Item DI-RELI-81315 and CDRL A002 and Attachment 006 for each TIR with an analysis of the test incident

                                                  PIIN/SIIN    DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID    Attachment 001
                                                       PAGE    10



and corrective action taken or proposed to prevent recurrence of the incident on production items. Corrective action proposed by the Contractor that requires configuration changes shall be submitted to the Government for approval.

20.  CHANGES IN MANUFACTURING/SUPPLIERS:

     a. After approval of the FPVI, the contractor shall provide written notice to the Government of any changes in materials, manufacturing methods/processes, or facilities. The contractor shall provide a written description of any such changes and any proposed changes. In the event of such changes, the Government reserves the right to require additional testing at no additional cost to the Government to validate that the changes have not adversely affected the vehicle performance, safety, or quality.

     b. If the contractor elects to change sources of supply for any of the components for this system listed below after acceptance of the FPVI, the Government reserves the right to require the contractor to conduct additional tests similar to the FPT or Component Qualification Test as determined by the PCO. Cost of these test shall be borne by the contractor. Any production or delivery delays occasioned by such retesting will not be considered an excusable delay. Further, such delays shall not form the basis for adjustment in contract prices or delivery schedules.

          COMPONENT                 PART NUMBERS
          ---------                 ------------

          A/C System                No P/N
          Turret Bearing            4660149
          A/C Compressor            HR11OMD
          Transparent Armor         4660204
          Windshield De-icer        4660200/4660201

21.  QUALITY DEFICIENCY REPORTS:

     The contractor shall investigate, provide failure analysis and corrective actions taken to all Product Quality Deficiency Reports (PQDR's), Standard Form
(SF) 386 generated against supplies produced under this contract in accordance with DI-QCIC-80736. The contractor shall provide a report of the investigation, probable cause, and proposed corrective action to resolve noted deficiency to the Contracting Officer or his designated representative after receipt of the PQDR. Responses to Category I PQDR's shall be submitted within 10 days and Category II PQDR's shall be responded to within 30 days.

22.  M1114 CARC TAN 686 PAINTING SCHEME

     a. Premise. All Government-furnished ECV Chassis received are painted CARC Green and all parts for the M1114 are produced and painted CARC Green.

     b. With the M1114 vehicle in a completely closed condition, the exterior of all components visible to the eye and at eye level will be painted CARC Tan 686 as described in Steps a through j and as shown in Figures 1 through 7 with the exception of: a) Lights and lenses; b) vehicle interior; c) vehicle underside;
d) vehicle engine compartment.

        (1) The outside rearview mirrors will be the color as provided with the ECV Chassis (currently green).

        (2) Vehicle Left Side. Everything shown in Figure 1 above Line A-A will be painted CARC Tan 686 with the exception of the door -seals and turret brush seals. The vehicle will be painted with the doors closed, therefore, when a door is open, the area immediately around the door opening will be green.

        (3) Vehicle Right Side. Everything shown in Figure 2 above Line B-B will be painted CARC Tan -686 with the exception of the door seals and turret brush seals. The vehicle will be painted with the doors closed, therefore, when a door is open, the area immediately around the door opening will be green.

        (4) Vehicle Top View. Everything shown in Figure 3 will be painted
CARC Tan 686 with the exception of the turret brush seals and cargo hatch seal. The vehicle will be painted with the cargo hatch and

                                                  PIIN/SIIN   DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID   Attachment 001
                                                       PAGE   11



turret closed, therefore, when the cargo hatch and turret are open, the area immediately around the cargo hatch and turret openings will be green. The interior of the cargo compartment and turret will also be green.

        (5) Vehicle Front View. Everything shown in Figure 4 above Line C-C will be painted CARC Tan 686 with the exception of the turret brush seals, windshield wipers and outside rearview mirrors. The vehicle will be painted with the hood closed, therefore, the engine compartment will be green.

        (6) Vehicle Rear View. Everything shown in Figure 5 above Line D-D will be painted CARC Tan 686 with the exception of the turret brush seals and the outside rearview mirrors. The vehicle will be painted with the cargo hatch closed, therefore, when the cargo hatch is open, the area immediately around the cargo hatch will be green. The interior of the cargo compartment will also be green.

        (7) Vehicle Front Wheel Well View*. Everything shown in Figure 6 aft of Line E-E and above Line F-F will be painted CARL Tan 686. Everything inboard of Line G-G will be green. The area inboard of Line G-G will be "feathered" from tan to green. *Left side shown, right side opposite.

        (8) Vehicle Rear Wheel Well View*. Everything shown in Figure 7 above and forward of Line H-H and above Line J-J will be painted CARC Tan 686. The area inboard of Line J-J will be "feathered" from tan to green. Left side shown, right side opposite.

        (9) Vehicle Bumpers. The front bumper and the rear bumper will be painted CARC Tan 686.

        (10) Vehicle Wheels. The outer side of the wheels will be painted CARC Tan 686.

                                                  PIIN/SIIN   DAAE07-00-C-S019
                                                    MOD/AMD
                                                 ATT/EXH ID   Attachment 005
                                                       PAGE   1




                                DAAE07-00-C-5019
                             M1114 UP ARMORED HMMWV
                                DELIVERY SCHEDULE



                                             CLIN                  TOTAL
          MONTH          YEAR         0001AA       0002AA          VEHICLES

          JUL            2000           32                            32
          AUG                           32                            32
          SEP                           32                            32
          OCT                           31                            31
          NOV                           31                            31
          DEC                           31                            31
          JAN            2001                        29               29
          FEB                                        29               29
          MAR                                        29               29
          APR                                        28               28
          MAY                                        28               28
          JUN                                        28               28

          TOTAL                         189          171              360

                            PADDS ERRATA SHEET                          PAGE 1

            PIIN/SIIN     DAAE07-00-C-S019                  MOD/AMD

SECTION A - SUPPLEMENTAL INFORMATION


ADDED         AS7311         52.204-4006    O1-APR-99       TACOM'S ACQUISITION CENTER HOME PAGE
                             (TACOM)                        ON THE WORLD-WIDE WEB

ADDED         AS7101         52.204-4007    O1-JUL-99       EXECUTIVE SUMMARY--REQUIRED USE OF
                             (TACOM)                        ELECTRONIC COMMERCE


SECTION I - CONTRACT CLAUSES

ADDED         IF0229     52.247-1           O1-APR-84      COMMERCIAL BILL OF LADING NOTATIONS the
                                                           notation set forth in paragraph (a) of the
                                                           clause applies in this contract.
                                                           The agency name in line one of the notation
                                                           shall read:US ARMY TANK-AUTOMOTIVE & ARMAMENTS COMMAND

ADDED         IF0171     52.245-2           01-DEC-89      GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)

ADDED         IF0144     52.242-10          O1-APR-84      F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR PREPAID
                                                           POSTAGE

ADDED         IP0746     52.219-16          O1-JAN-99      LIQUIDATED DAMAGES--SUBCONTRACTING PLAN

ADDED         IF0420     52.232-29          01-OCT-95      TERMS FOR FINANCING OF PURCHASES OF COMMERCIAL
                                                           ITEMS

ADDED         IF0904     52.247-29          O1-JUN-88      F.O.B. ORIGIN

ADDED         IF0421     52.232-30          01-OCT-95      INSTALLMENT PAYMENTS FOR COMMERCIAL ITEMS

ADDED         IF0935     52.247-59          O1-APR-84      F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS

ADDED         IF0138     52.247-65          O1-JAN-91      F.O.B. ORIGIN - PREPAID FREIGHT - SMALL PACKAGE
                                                           SHIPMENTS

ADDED         IA0890     252.242-7003       O1-DEC-91      APPLICATION FOR U.S. GOVERNMENT SHIPPING
                                                           DOCUMENTATION/INSTRUCTIONS

ADDED         IA0222     252.209-7004       O1-MAR-98      SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR
                                                           CONTROLLED BY THE GOVERNMENT OF A TERRORIST
                                                           COUNTRY per DoD interim rule, Federal Register 27 Mar 98

ADDED         IA0015     252.211-7005       O1-MAR-99      SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS
                                                           AND STANDARDS

ADDED         IA0017     252.225-7017       01-FEB-00      PROHIBITION ON AWARD TO COMPANIES OWNED BY THE
                                                           PEOPLE'S REPUBLIC OF CHINA

CHANGED       IF6685     52.212-5           01-FEB-00      CONTRACT TERMS AND CONDITIONS REQUIRED TO
                                                           IMPLEMENT STATUES OR
                                                           EXECUTIVE ORDERS--COMMERCIAL ITEMS


     (a) The Contractor agrees to comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:

          (1)      52.222-3, Convict Labor (E.O. 11755); and

                            PADDS ERRATA SHEET                          PAGE 2

            PIIN/SIIN     DAAE07-00-C-S019                  MOD/AMD

          (2)      52.233-3, Protest after Award (31 U.S.C 3553).

     (b) The Contractor agrees to comply with the FAR clauses in this paragraph
(b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components: (1), (6), (8),
(11), (12), (13), (15), (16), (22) The other subparagraphs in this paragraph (b) do NOT apply to this acquisition.

  X      (1)      52.203-6, Restrictions on Subcontractor Sales to the
----              Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C.
                  2402).
         (2)      52.219-3, Notice of Total HUBZone Small Business Set-Aside
----              (Jan 1999).
         (3)      52.219-4, Notice of Price Evaluation Preference for HUBZone
----              Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer)
         (4)(i)   52.219-5, Very Small Business Set-Aside (Pub. L. 103-403,
----              section 304, Small Business Reauthorization and Amendments
                  of 1994). (ii) Alternate I to 52.219-5.   ____ (iii)
                  Alternate II to 52.219-5.
         (5)      52.219-8, Utilization of Small Business Concerns (15 U.S.C.
----              637 (d) (2) and (3)).
  X      (6)      52.219-9, Small Business Subcontracting Plan (15 U.S.C.
----              637(d)(4)).
         (7)      52.219-14, Limitations on Subcontracting (15 U.S.C.
----              637(a)(14)).
  X      (8)(i)   52.219-23, Notice of Price Evaluation Adjustment for Small
----              Disadvantaged Business Concerns (Pub. L. 103-355, section
                  7102, and 10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer). (ii)__
                  Alternate I of 52.219-23.
         (9)      52.219-25, Small Disadvantaged Business Participation
----              Program--Disadvantaged Status and Reporting (Pub. L. 103-355,
                  section 7102, and 10 U.S.C. 2323).
         (10)     52.219-26, Small Disadvantaged Business Participation
----              Program--Incentive Subcontracting (Pub. L. 103-355, section
                  7102, and 10 U.S.C. 2323).
  X      (11)     52.222-21, Prohibition of Segregated Facilities (Feb 1999)
----
  X      (12)     52.222-26, Equal Opportunity (E.O. 11246)
----
  X      (13)     52.222-35, Affirmative Action for Disabled Veterans and
----              Veterans of the Vietnam Era (38 U.S.C. 4212).
  X      (14)     52.222-36, Affirmative Action for Workers with Disabilities
----              (29 U.S.C. 793).
  X      (15)     52.222-37, Employment Reports on Disabled Veterans and
----              Veterans of the Vietnam Era (38 U.S.C. 4212).
  X      (16)     52.225-1, Buy American Act--Balance of Payments Program--
----              Supplies (41 U.S.C. lOa-lod).
         (17)(i)  52.225-3, Buy American Act--North American Free Trade
----              Agreement--Israeli Trade Act--Balance of Payments Program
                  (41U.S.C. lOa-aOd, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note)
                  (ii)     Alternate I of 52.225-3.
                  (iii)    Alternate II of 52.225-3.
         (18)     52.225-5, Trade Agreements (19 U.S.C. 2501, et seq., 19
----              U.S.C. 3301 note).
         (19)     52.225-15, Sanctioned European Union Country End Products
----              (E.O. 12849).
         (20)     2.225-16, Sanctioned European Union Country Services
----              (E.O. 12849).
         (21)     [Reserved]
----
  X      (22)     52.232-33, Payment by Electronic Funds Transfer--Central
----              Contractor Registration (31 U.S.C. 3332).
         (23)     52.232-34, Payment by Electronic Funds Transfer--Other than
----              Central Contractor Registration (31 U.S.C. 3332).
         (24)     52.232-36, Payment by Third Party (31 U.S.C. 3332).
----
         (25)     52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).
----
         (26)     52.247-64, Preference for Privately owned U.S.-Flag Commercial
----              Vessels (46 U.S.C. 1241).

     (c) The Contractor agrees to comply with the FAR clauses in this paragraph
(c), applicable to commercial services, which the Contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components: Not Applicable

         (1)      52.222-41, Service Contract Act of 1965, As Amended
----              (41 U.S.C. 351, et seq.).
         (2)      52.222-42, Statement of Equivalent Rates for Federal Hires
----              (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
         (3)      52.222-43, Fair Labor Standards Act and Service Contract
----              Act--Price Adjustment (Multiple Year and Option
                  Contracts) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
         (4)      52.222-44, Fair Labor Standards Act and Service Contract
----              Act--Price Adjustment (29 U.S.C. 206 and 41 U.S.C.
                  351, et seq.).

                            PADDS ERRATA SHEET                          PAGE 3

            PIIN/SIIN     DAAE07-00-C-S019                  MOD/AMD


         (5)      52.222-47, SCA Minimum Wages and Fringe Benefits Applicable
----              to Successor Contract Pursuant to Predecessor
                  Contractor Collective Bargaining Agreement (CBA) (41 U.S.C. 351, et seq.).

     (d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.
                  (1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.
                  (2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
                  (3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
     (e) Notwithstanding the requirements of the clauses in paragraphs (a), (b),
(c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components--
                  (1)      52.222-26, Equal Opportunity (E.O. 11246);
                  (2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212);
                  (3) 52.222-36, Affirmative Action for Workers with Disabilities (29 U.S.C. 793); and
                  (4) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (46 U.S.C. 1241) (flow down not "required for subcontracts awarded beginning May 1,
                           1996).

                                 (End of clause)


CHANGED           IA6602            252.212-7001              01-SEP-99         CONTRACT TERMS AND CONDITIONS REQUIRED TO
                                                                                IMPLEMENT STATUTES OR EXECUTIVE ORDERS
                                                                                APPLICABLE TO DEFENSE ACQUISITIONS OF
                                                                                COMMERCIAL ITEMS

     (a) The Contractor agrees to comply with the Defense Federal Acquisition Regulation Supplement (DEARS) clause 252.247-7023, Transportation of Supplies by Sea, which is included in this contract by reference to implement 10 U.S.C. 2631.

     (b) The Contractor agrees to comply with any clause that is checked on the following list of DEARS clauses which, if checked, is included in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items or components.

  X      252.205-7000   Provision of information to Cooperative Agreement
-----                   Holders (10 U.S.C. 2416).

         252.206-7000   Domestic Source Restriction (10 U.S.C. 2304).
----

  X      252.219-7003   Small, Small Disadvantaged and Women-Owned Small
----                    Business Subcontracting Plan (DoD Contracts) (15
                        U.S.C. 637).

  X      252.225-7001   Buy American Act and Balance of Payments Program
----                    (41 U.S.C. 10a-10d, E.O. 10582).

  X      252.225-7007   Buy American Act--Trade Agreements--Balance of Payments
----                    Program (41 U.S.C. 10a-lod, 19 U.S.C. 2501-2518, and
                        19 U.S.C. 3301 note).

  X      252.225-7012   Preference for Certain Domestic Commodities.
----

ALT I
  X      252.225-7014   Preference for Domestic Specialty Metals (10 U.S.C.
----                    2241 note).

                            PADDS ERRATA SHEET                          PAGE 4

            PIIN/SIIN     DAAE07-00-C-S019                  MOD/AMD


         252.225-7015   Preference for Domestic Hand or Measuring Tools
----                    (10 U.S.C. 2241 note).

         252.225-7021   Trade Agreements (19 U.S.C. 2501-2518 and 19 U.S.C.
----                    3301 note).

         252.225-7027   Restriction on Contingent Fees for Foreign Military
----                    Sales (22 U.S.C. 2779).

         252.225-7028   Exclusionary Policies and Practices of Foreign
----                    Governments (22 U.S.C. 2755).

         252.225-7029   Preference for United States or Canadian Air Circuit
----                    Breakers (10 U.S.C.2534(a)(3)).

         252.225-7036   Buy American Act--North American Free Trade Agreement
----                    Implementation Act--Balance of Payments Program
                        (Alternate 1)(41 U.S.C. 10a-10d and 19 U.S.C. 3301
                        note).

         252.227-7015   Technical Data--Commercial Items (10 U.S.C. 2320).
----

         252.227-7037   Validation of Restrictive Markings on Technical Data
----                    (10 U.S.C. 2321).

  X      252.243-7002   Requests for Equitable Adjustment (10 U.S.C. 2410).
----

  X      252.247-7024   Notification of Transportation of Supplies by Sea
----                    (10 U.S.C. 2631).

         (c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders-- Commercial Items clause of this contract, the Contractor shall include the terms of the following clause, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:

                                 (End of clause)

CHANGED    IS6230    52.217-4000     01-SEP-96      SEPARATELY PRICED OPTION FOR
                     (TACOM)                        INCREASED QUANTITY


         (a) The Government hereby reserves the right to increase the quantity of the contract item by an additional number of units, up to a total of 2,700. The unit price for such option quantity shall be as set forth in CLINS:

         1001AA            CY00
         1002AA            CY01
         2001AA            CY01
         2002AA            CY02
         3001AA            CY02
         3002AA            CY03
         4001AA            CY03
         4002AA            CY04/05

This option may be exercised by the Government at any time, but in any event not later than 180 days prior to last scheduled delivery or otherwise mutually agreed. In addition, such option may be exercised in increments, subject to the stated total additional quantity limitations, price(s), and the above-stated time for exercise of the option.

         (b) Delivery of the items added by the exercise of this option shall continue immediately after, and at the same rate as, delivery of like items called for under this contract, unless the parties hereto otherwise agree.

ADDED    IF7686  52.212-4       O1-MAY-99     CONTRACT TERMS AND CONDITIONS--
                                              COMMERCIAL ITEMS

ADDED    IF7730  52.211-16      O1-APR-84     VARIATION IN QUANTITY

CHANGED  IA7443  252.246-7000   O1-DEC-91     MATERIAL INSPECTION AND RECEIVING
                                              REPORT

                            PADDS ERRATA SHEET                          PAGE 5

            PIIN/SIIN     DAAE07-00-C-S019                  MOD/AMD


At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, MATERIAL INSPECTION .") RECEIVING REPORT, of the Defense FAR Supplement.

                                 (End of clause)

TACOM ADDENDUM:
Note that the Purchasing Office and the Army Inventory Control Manager copies of the DD Form 250, as listed in tables 1 and 2 of DFARS Appendix F, must be sent to the following addresses:

         (1) Send the first copy to the buyer, at the address given on the face page of the contract.

         (2)      Send the second copy to the following address:

                      US Army Tank-automotive and Armaments Command Acquisition Center -- ATTN: AMSTA-AQ-DS
                      Warren, MI 48397-5000.

                  You also can datafax the second copy to (810) 574-7552.
                                                                ***

CHANGED     IS7088     52.223-4000     01-SEP-78    ENVIRONMENTAL, SAFETY, AND
                       (TACOM)                      ENERGY STANDARDS AND
                                                    REGULATIONS

         (a) The contract price includes Contractor compliance with all federal vehicle emission, fuel economy, safety, and noise requirements and standards, hereinafter referred to as requirements, affecting the supplies to be delivered under this contract which, as of the time of bid opening in the case of sealed bidding, or as of the time for receipt of Best and Final Offers (BAFOs) in the case of a negotiated solicitation, were in effect or scheduled to become effective during the term of this contract.

         (b) In the event any of these requirements are subsequently changed (i.e., altered, rescinded or postponed) and such changes have not been otherwise provided for prior to the award of this contract, and compliance is mandatory upon the Contractor, and such changes cause an increase or decrease in the cost of, or time required to perform the contract, Contractor compliance with these changes shall be subject to equitable adjustment.

         (c) If any of these requirements are changed as described above, but compliance is optional on the part of the Contractor, the Contractor shall promptly notify the Government in writing and the Procuring Contracting Officer
(PCO) shall have the right to decide whether the supplies yet to be accepted and delivered to the Government shall incorporate the optional changes. After receipt of this written notice the PCO shall provide timely written advice to the Contractor of the Government's decision and, if applicable, the effective data of such change(s). If the PCO's election constitutes a change which causes an increase or decrease in the cost of, or time required to perform this contract, Contractor compliance therewith shall be subject to equitable adjustment.

                                       ***

CHANGED    IS7205    52.239-4001    O1-MAY-99     YEAR 2000 (Y2 K) COMPLIANCE
                     (TACOM)

         a. In the event that this contract calls for the delivery of any data processing hardware, software and/or firmware (to be referred to as information technology), such deliverables shall be required to perform accurate date/time processing involving dates subsequent to December 31, 1999. The information technology shall be Year 2000 compliant upon delivery

         b. Definition. Year 2000 compliant means information technology that accurately processes date/time data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations. Furthermore, Year 2000 compliant information technology, when used in combination with other information technology, shall accurately process date/time data if the other information technology properly exchanges date/time data with it.

                            PADDS ERRATA SHEET                          PAGE 6

            PIIN/SIIN     DAAE07-00-C-S019                  MOD/AMD


         c. If this contract contains another provision requiring Y2K compliance, that provision shall take precedence.

                                       ***

ADDED    IS7002      52.204-7009      O1-JUN-99     MANDATORY USE OF CONTRACTOR
                     (TACOM)                        TO GOVERNMENT ELECTRONIC
                                                    COMMUNICATIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

ADDED    KF7680      52.212-1         01-NOV-99     INSTRUCTIONS TO OFFERORS--
                                                    COMMERCIAL ITEMS

ADDED    KF7682      52.212-3         01-FEB-00     OFFEROR REPRESENTATIONS AND
                                                    CERTIFICATIONS--COMMERCIAL
                                                    ITEMS

CHANGED  KF7266      52.217-5         O1-JUL-90     EVALUATION OF OPTIONS

         (a) Except when it is determined in accordance with FAR 17.206 (b) not to be in the Government's best interests, the Government will evaluate offers for award purposes by adding the total price for all options to the total price for the basic requirement. Evaluation of options will not obligate the Government to exercise the option(s).
                               (End of provision)

ADDED    KF7733      52.204-6         O1-JUN-99     DATA UNIVERSAL NUMBERING
                                                    SYSTEM (DUNS) NUMBER

ADDED    KF7015      52.222-21        01-FEB-99     PROHIBITION OF SEGREGATED
                                                    FACILITIES

CHANGED  KF7080      52.247-47        01-APR-84     EVALUATION--F.O.B. ORIGIN

Land methods of transportation by regulated common carrier are the normal means of transportation used by the Government for shipment within the United states (excluding Alaska and Hawaii). Accordingly, for the purpose of evaluating offers, only these methods will be considered in establishing the cost of transportation between offeror's shipping point and destination (tentative or firm, whichever is applicable) in the United States (excluding Alaska and Hawaii). This transportation cost will be added to the offer price in determining the overall cost of the supplies to the Government. When tentative destinations are indicated, they will be used only for evaluation purposes, the Government having the right to use any other means of transportation or any other destination at the time of shipment.

                               (End of provision)

ADDED    KA7601      252.212-7000     01-NOV-95     OFFEROR REPRESENTATIONS AND
                                                    CERTIFICATIONS--COMMERCIAL
                                                    ITEMS

ADDED    KS7232      52.229-4000      01-SEP-96     APPLICABILITY OF FEDERAL
                     (TACOM)                        RETAILERS' EXCISE TAX

ADDED    KS7418      52.233-4000      01-AUG-99     NOTICE REGARDING TACOM
                     (TACOM)                        OMBUDSPERSON AND AMC-LEVEL
                                                    PROTEST PROGRAM

ADDED    KS7312      52.212-4002      01-AUG-96     EVALUATION--COMMERCIAL ITEMS
                     (TACOM)

CHANGED  KS7160      52.217-4003      01-OCT-96     EVALUATION OF INCOMPLETE
                     (TACOM)                        OPTION PRICING

         (a) Per FAR 17.203 (d), of ferors may price the option fLIN in this solicitation incrementally, by entering different option unit prices that will apply to different subquantities or quantity ranges (in the event that the Government elects to exercise less than 100% of the option). Notwithstanding this fact, the provision entitled EVALUATION OF OPTIONS (FAR 52.217-5, located

                            PADDS ERRATA SHEET                          PAGE 7

            PIIN/SIIN     DAAE07-00-C-S019                  MOD/AMD


elsewhere in this solicitation) indicates that the Government's evaluation for contract award will include each offeror's price for 100% of the option quantity.

         (b) In light of the above, if an offeror specifies unit prices that apply to one or more option quantity ranges, but does not specify a unit price for 100% of the option, the Government will evaluate that offer for award as follows. The option price for such offer shall be deemed to be the higher of (i) the unit price that applies to the basic (non-option) quantity, or (ii) the highest unit price that is identified against any range or subquantity of the option CLIN.

                                       ***

ADDED        KS7227       52.212-4007        01-FEB-97    OFFEROR CAGE CODE
                          (TACOM)

CHANGED      KS7320       42.247-4014        01-FEB-98    EVALUATION OF
                          (TACOM)                         TRANSPORTATION COSTS
                                                          FOR OPTIONS (F.O.B.
                                                          ORIGIN)

When evaluating, we will not compute or identify transportation costs pertaining to the option quantity identified in the schedule of this solicitation. The provision entitled EVALUATION - F.O.B. ORIGIN (FAR 52.247-47), which appears elsewhere in this portion of the solicitation, explains how we will evaluate transportation costs for the non-option quantities of this

                                       ***

ADDED        KS7413       52.204-7005        01-NOV-96    OFFEROR'S DATAFAX
                          (TACOM)                         NUMBER AND E-MAIL
                                                          ADDRESS